EXHIBIT 10.3


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                                 THE 3DO COMPANY


                                                      Issue Date: March 19, 2003


Warrant No. CW-31                                  75,000 Shares of Common Stock


     1. Issuance. This Warrant is issued to IIG Capital LLC, as agent for the IIG Trade Opportunities Fund, N.V. (the "Holder"), by The 3DO Company, a Delaware corporation (hereinafter with its successors called the "Company") pursuant to the Securities Purchase Agreement of even date herewith (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     2. Purchase Price; Number of Shares. Subject to the exercise restriction provided for in Section 6 hereof, this Warrant certifies that, for value received, the Holder of this Warrant is entitled upon surrender of this Warrant with the subscription form annexed hereto as Appendix 1 duly executed, at the principal office of the Company, to purchase from the Company 75,000 fully paid and nonassessable shares of Common Stock of the Company (the "Common Stock") at a price per share (the "Purchase Price") of $2.50, subject to adjustment pursuant to Sections 9, 10 and 11 below.

     3. Payment of Purchase Price. Subject to Section 4, the Purchase Price may be paid (i) in cash or by certified check or wire transfer, (ii) by the cancellation, surrender or forgiveness by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

     4. Net Issue Election. Notwithstanding any provisions herein to the contrary, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value (as determined below) of this Warrant by the surrender of this Warrant to the Company, with the net issue election notice set forth in Appendix 1 annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the

Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:


                                        X =  Y(A-B)
                                            -------
                                               A


where:                      X = the  number  of  shares  of  Common  Stock to be
                  issued to the Holder pursuant to this Section 4.

                            Y = the number of shares of Common Stock  covered by
                  this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised at the time the net issue election is made pursuant to this Section 4.

                            A = the fair  market  value of one  share of  Common
                  Stock, determined as follows: (i) if at such time the Common Stock is listed on a national securities exchange or on the over-the-counter market, then the closing price of the Common Stock on the business day immediately prior to the date of exercise or, if no sale of the Common Stock was made on such day, the first business day immediately preceding such day upon which a sale was made, or (ii) if at such time the Common Stock is not listed on a national securities exchange or on the over-the-counter market, then as determined in good faith by the Board and agreed to by Holder at the time the net issue election is made pursuant to this Section 4.

                            B = the Purchase  Price in effect under this Warrant
                  at the time the net issue  election  is made  pursuant to this
                  Section 4.

     5. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Purchase Price.

     6. Exercise.

         (a) Expiration Date. Holder's rights under this Warrant expire at 5:00 p.m. Pacific Time on the third anniversary of the date of this Warrant (the "Expiration Date") and shall be void thereafter.

         (b) Delivery. Upon the exercise of the rights represented by this Warrant, the Company shall use good faith efforts to issue and deliver to the Holder a certificate or certificates for the shares of Common Stock issuable upon exercise of this Warrant so purchased, in the name of the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised and in any event within twenty (20) days after receipt of the Notice of Exercise and, unless the Warrant has been fully exercised or expired, a new warrant representing the remaining portion of the Warrant and the underlying Common Stock, if any, with respect to which this Warrant shall not have been exercised shall also be issued to the Holder as soon as possible and in any event within such twenty (20) day.

         (c) Failure to Deliver. If by the third business day after a exercise of the warrant, the Company fails to deliver the required number of shares of Common Stock in the manner required pursuant to Section 6(b), and if after such third business day and prior to the receipt of such shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon exercise of the Warrant ("Warrant Share") which the Holder anticipated receiving upon such exercise (a "Buy In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and
(2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

         (d) Remedies. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

     7. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. If at any time between the date hereof and the Expiration Date, the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     8. Registration Rights. The Company agrees that the Common Stock shall have certain registration rights pursuant to and as set forth in that certain Registration Rights Agreement between the Company and Holder, dated as of the date hereof.

     9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     10. Adjustments for Diluting Issuances. The Purchase Price and the Common Stock issuable upon exercise of this Warrant, shall be subject to adjustment, from time to time in the manner set forth in Appendix III to this Warrant.

     11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

     12. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder's rights to purchase shares of Common Stock as provided for herein. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

     13. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

     14. Notices, Etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile, if to Holder, at __________________________, or at such other address or number as Holder shall have furnished to Company in writing, or if to Company, at 200 Cardinal Way, Redwood City, California 94063 or at such other address or number as Company shall have furnished to Holder in writing.

     15. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware.

     16. Successors and Assigns. Holder may not sell, transfer or otherwise dispose of the Securities except in accordance with the restrictions set out in the Purchase Agreement. The rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     17. Limitation on Number of Warrant Shares. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act"), does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Form of Election to Purchase hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of shares of Common Stock requested in such Form of Election to Purchase is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated in Section 11 of this Warrant.


IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


Dated March 19, 2003                        The 3DO Company




                                            Name:
                                                  -----------------------------

                                            Title:
                                                   ----------------------------

                                   APPENDIX 1

                          FORM OF ELECTION TO PURCHASE


                                                             Date: _____________

The 3DO Company
200 Cardinal Way
Redwood City, CA 94063

Ladies and Gentlemen:

The undersigned hereby elects:

     ____ to exercise the warrant issued to it by The 3DO Company (the "Company") and dated March __, 2003 (the "Warrant") and to purchase ____________ shares of the Common Stock of the Company (the "Shares") purchasable thereunder at a purchase price of _______________ ($____) per Share (the "Purchase Price") pursuant to the terms of the Warrant and the undersigned delivers the Purchase Price herewith in full in cash or by certified check or wire transfer or as otherwise permitted pursuant to
     Section 3 of the Warrant.

     ____ to purchase _______ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 4 of the Warrant.

     The undersigned also makes the representations set forth on Appendix 2 attached to the Warrant.

     The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:


                                                     Very truly yours,

                                                     [Purchaser]

                                                     ___________________________

                                   APPENDIX 2

                               WARRANT CERTIFICATE


THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO THE 3DO COMPANY ALONG WITH THE FORM OF ELECTION TO PURCHASE BEFORE THE SHARES ISSUABLE UPON EXERCISE OF THE WARRANT CERTIFICATE WILL BE ISSUED.


                                                            Date: _____________
The 3DO Company
200 Cardinal Way
Redwood City, CA 94063

     The undersigned, ("Purchaser"), intends to acquire _______ shares of the Common Stock (the "Shares") of The 3DO Company (the "Company") from the Company pursuant to the exercise of a certain Warrant to purchase Shares held by Purchaser. The Shares will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

     1. Purchaser is acquiring the Shares for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Shares in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law;

     2. Purchaser has been advised that the Shares have not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter;

     3. Purchaser has been informed that under the 1933 Act, the Shares must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Shares;

     4. The Company may refuse to permit Purchaser to sell, transfer or dispose of the Shares (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required;

     5. Purchaser has invested in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. Purchaser represents and warrants that it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the 1933 Act.

     Purchaser also understands and agrees that there will be placed on the certificate(s) for the Shares, or any substitutions therefor, legends stating in substance:

     "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws, and may not be sold, offered for sale or transferred unless such sale or transfer is in accordance with the registration requirements of such Act and applicable laws or an exemption from the registration requirements of such Act and applicable laws is available with respect thereto."

     Any legend required pursuant to applicable state securities laws.

     Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Shares with Purchaser's counsel.


                                              Very truly yours,

                                              [Purchaser]



                                              __________________________________

                                  APPENDIX III


                       ADJUSTMENTS FOR DILUTING ISSUANCES


1. Capitalized Terms. Capitalized terms used in this Appendix III that are not otherwise defined herein shall have the respective meanings assigned to them in the Warrant to which this Appendix III is attached.

2. Adjustment of Purchase Price upon Issuance of Additional Stock. The Purchase Price shall be subject to adjustment from time to time as follows:

     a. Upon each issuance by the Company of any Additional Stock without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to the issuance of such Additional Stock, the Purchase Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section
          2) be adjusted to a price determined by multiplying the Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding or deemed to be outstanding immediately prior to such issuance plus the number of shares of Additional Stock which could be purchased were the then Purchase Price used instead (calculated by dividing the total consideration to be received by the Company in such issuance by the then Purchase Price) and the denominator of which shall be the number of shares of Common Stock outstanding or deemed to be outstanding immediately prior to such issuance plus the number of shares of such Additional Stock issued in such issuance. For purposes of this Section 2, the number of shares of Common Stock outstanding or deemed to be outstanding shall be calculated on a fully diluted basis, as if all convertible securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of common stock or convertible securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

     b. No adjustment of the Purchase Price shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to one (1) year from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of one (1) year from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections 2(d)(iii) and 2(d)(iv) below, no adjustment of the Purchase Price pursuant to subsection 2(a) of this Appendix III shall have the effect of increasing the Purchase Price above the Purchase Price in effect immediately prior to such adjustment.

     c. In the case of issuance by the Company of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company.

     d.   In the case of the  issuance  (whether  before,  on or after the Issue
          Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 2:

          i. The aggregate maximum number of shares of Common Stock deliverable upon exercise (to the extent then exercisable) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in a manner consistent with subsection 2(c) of this Appendix III), if any, received by the Company upon issuance of such options or rights plus the minimum Purchase Price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

          ii. The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for (to the extent then convertible or exchangeable) convertible or exchangeable securities or upon exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in a manner consistent with subsection 2(c) of this Appendix III).

          iii. In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, excluding a change resulting from antidilution provisions thereof, the Purchase Price, to the extent in any way affected by or computed using such options, rights or securities, shall be adjusted based upon the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

          iv. Upon the expiration of any such options or rights, the termination of any such options or rights to convert or exchange, or the expiration of any options or rights related to such convertible or exchangeable securities, the Purchase Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

          v. The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 2(d)(i) and 2(d)(ii) of this Appendix III shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 2(d)(iii) or 2(d)(iv) hereof.

     e. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 2(d) of this Appendix III) by this Company after the Issue Date other than:

          i. Shares of Common Stock issued pursuant to a transaction described in Sections 9 and 11 of the Warrant,

          ii. upon exercise or conversion of outstanding options or warrants, or

          iii. Shares of Common Stock issuable or issued to officers, employees,
               consultants   or   directors   of  the  Company   pursuant  to  a
               compensatory benefit plan.

     f. Upon each adjustment of the Purchase Price pursuant to this Section 2, the number of shares of Common Stock issuable upon exercise hereof shall be equal to (x) the product of the number of shares of Common Stock the holder was entitled to purchase immediately before such adjustment times the Purchase Price in effect immediately before such adjustment divided by (y) the Purchase Price in effect after giving effect to such adjustment.


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